UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2009
The Sherwin-Williams Company
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-04851 (Commission File Number)	34-0526850 (IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 16, 2009, the Board of Directors of The Sherwin-Williams Company increased the size of the Board from ten to eleven members and elected Thomas G. Kadien to fill the resulting vacancy. Mr. Kadien, 53, is Senior Vice President of International Paper Company and President of xpedx, International Paper’s distribution business. In addition, Mr. Kadien was appointed to the Audit Committee of the Board. A copy of the press release of Sherwin-Williams announcing Mr. Kadien’s election is attached as Exhibit 99 and is incorporated herein by reference.
     The Board has determined that Mr. Kadien is independent under the New York Stock Exchange listing standards and Sherwin-Williams’ Director Independence Standards. There is no arrangement or understanding between Mr. Kadien and any other persons pursuant to which Mr. Kadien was selected as a director, and there are no related party transactions involving Mr. Kadien that are reportable under Item 404(a) of Regulation S-K.
     Mr. Kadien received a grant of 1,483 shares of restricted stock under The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors. The shares of restricted stock will vest in annual increments of one-third of the shares granted over a period of three years. Mr. Kadien will receive additional compensation pursuant to Sherwin-Williams’ director compensation program for nonemployee directors, which is described on pages 11 and 12 of Sherwin-Williams’ Proxy Statement for its Annual Meeting of Shareholders held on April 15, 2009.
     Sherwin-Williams entered into an Indemnity Agreement with Mr. Kadien in the same form that Sherwin-Williams has entered into with its other directors and officers. The Form of the Indemnity Agreement was filed as Exhibit 10(a) to Sherwin-Williams’ Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and is incorporated herein by reference. The Indemnity Agreement supplements the indemnification coverage afforded by Sherwin-Williams’ Regulations and Ohio law.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

10	Form of Director, Executive Officer and Corporate Officer Indemnity Agreement filed as Exhibit 10(a) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and incorporated herein by reference.

99	Press Release of the Company, dated October 16, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
October 16, 2009	By:	/s/ L.E. Stellato
L.E. Stellato
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10	Form of Director, Executive Officer and Corporate Officer Indemnity Agreement filed as Exhibit 10(a) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and incorporated herein by reference.

99	Press Release of the Company, dated October 16, 2009.

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